Exhibit 99.1

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING

$1,200,000,000 7  1/4% SENIOR NOTES DUE 2020

IN EXCHANGE FOR REGISTERED

$1,200,000,000 7  1/4% SENIOR NOTES DUE 2020

OF

INTELSAT JACKSON HOLDINGS S.A.

Pursuant to the Prospectus dated             , 2012

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2013 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

Wells Fargo Bank, National Association

By Registered or Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480

Wells Fargo Bank, N.A.

Corporate Trust Operations

MAC N9303-121

Sixth & Marquette Avenue

Minneapolis, MN 55479

Or by Facsimile Transmission

(For Eligible Institutions Only):

(612) 667-6282

Attn. Bondholder Communications

Wells Fargo Bank, N.A. 12th Floor –Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55479

For Information Call: (800) 344-5128 Option 0

Email: bondholdercommunications@wellsfargo.com

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges receipt of the Prospectus dated             , 2012 (the “Prospectus”) of Intelsat Jackson Holdings S.A. (the “Company”), Intelsat S.A., Intelsat (Luxembourg) S.A. and certain of the Company’s subsidiaries, as guarantors (the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s and the Guarantors’ (the Company and the Guarantors collectively are referred to herein as “we”, “us”, “their” and “our”) offer (the “Exchange Offer”) to exchange up to $1,200,000,000 aggregate principal amount of our 7  1/4% Senior Notes due 2020 (the “New Notes”), which have been registered under the Securities Act, for up to $1,200,000,000 aggregate principal amount of our outstanding 7  1/4% Senior Notes due 2020 (the “Original Notes”). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Original Notes described in the box entitled “Description of Original Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Original Notes so described and the undersigned represents that it has received from each beneficial owner of Original Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used only by a holder of Original Notes (i) if certificates representing Original Notes are to be forwarded herewith or (ii) if delivery of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”), pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Your Original Notes.” If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Original Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

The undersigned hereby represents and warrants that the information set forth in the box below entitled “Beneficial Owner(s)” is true and correct.

Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Notes promptly and instruct such registered holder of Original Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Original Notes. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Original Notes must (i) complete the box entitled “Description of Original Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here” and (iv) unless an exemption applies, complete the Form W-9. Each holder of Original Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Original Notes who desire to tender their Original Notes for exchange and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2 of the Instructions.

Holders of Original Notes who wish to tender their Original Notes for exchange must, at a minimum, complete, for each applicable row, columns (1), (2), (3) if applicable (see footnote 1 to the box below), and (4) in the box below entitled “Description of Original Notes” and sign the box under the words “Sign Here.” If only those columns are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (4) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, for each applicable row, column (5) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5.

DESCRIPTION OF ORIGINAL NOTES

(1)

Name(s) and Address(es)
of Registered
Holder(s) of Original
Note(s), Exactly as
Name(s) Appear(s) on
Certificate(s) for
Original Note or
as the Name of the
Participant Appears
on the Book-Entry
Transfer Facility’s
Security Position
Listing

(Please fill in, if blank)

(2) Title of Securities	(3) Original Note Number(s) (attach signed list if necessary)[1]	(4) Aggregate Principal Amount	(5) Principal Amount Tendered for Exchange (only if different amount from Column (4)) (Must be in integral multiples of $1,000)[2]

[1]

Column (3) need not be completed by holders of Original Notes tendering Original Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

[2]

Column (5) need not be completed by holders of Original Notes who wish to tender for exchange the principal amount of Original Notes listed in column (4). Completion of column (5) will indicate that the holder of Original Notes wishes to tender for exchange only the principal amount of Original Notes indicated in column (5).

☐	CHECK HERE IF ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Original Note(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Original Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the New Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the New Notes. Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar no-action letters.

A broker-dealer that has bought Original Notes for market-making or other trading activities must deliver a Prospectus in order to resell any New Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its New Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 90 days after the expiration date of the Exchange Offer.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER—PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Registered or Certified Mail	By Overnight Courier or Regular Mail	By Hand Delivery

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. 12th Floor - Northstar East Building Corporate Trust Services 608 Second Avenue South Minneapolis, MN 55479

Or by Facsimile Transmission (For Eligible Institutions Only): (612) 667-6282 Attn. Bondholder Communications

For Information Call: (800) 344-5128 Option 0

Attn. Bondholder Communications

Email: bondholdercommunications@wellsfargo.com

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

To be completed ONLY if the New Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Issue to:	Mail or deliver to:

Name:	Name:

(Please Print)	(Please Print)

Address:	Address:

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

Credit Original Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)

State of Principal Residence of each Beneficial Owner of Original Notes	Principal Amount of Original Notes Held for Account of Beneficial Owner(s).

State of Principal Residence of each Beneficial Owner of Original Notes	Principal Amount of Original Notes Held for Account of Beneficial Owner(s).

If delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Original Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by Intelsat Jackson Holdings S.A. (the “Company”), Intelsat S.A., Intelsat (Luxembourg) S.A. and certain of the Company’s subsidiaries, as guarantors (the “Guarantors”) upon the terms and subject to the conditions set forth in the Prospectus dated             , 2012 (the “Prospectus”) and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus, constitutes the Company’s and the Guarantors’ (the Company and the Guarantors collectively are referred to herein as “we”, “us”, “their” and “our”) offer (the “Exchange Offer”) to exchange up to $1,200,000,000 aggregate principal amount of our 7  1/4% Senior Notes due 2020 (the “New Notes”), which have been registered under the Securities Act, for up to $1,200,000,000 aggregate principal amount of our outstanding 7  1/4% Senior Notes due 2020 (the “Original Notes”), the undersigned hereby tenders to the Company for exchange the Original Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company and the Guarantors shall have fully performed all of its obligations pertaining to the Original Notes under that certain Indenture, dated as of September 30, 2010, as amended and supplemented, among the Company, the Guarantors and the Wells Fargo Bank, National Association and that certain Registration Rights Agreement, dated as of April 26, 2012, among the Company, the Guarantors and the initial purchasers listed on Schedule I thereto (as defined in the Prospectus), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby and (iii) hereby appoints Wells Fargo Bank, National Association (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and the Guarantors) of such holder of Original Notes with respect to such Original Notes, with full power of substitution, to (x) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Original Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes, and (ii) when such Original Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Brown & Wood LLP no-action letter (available February 7, 1997), the Shearman & Sterling no-action letter (available July 2, 1993), the K-III Communications Corporation no-action letter (available May 14, 1993), the Morgan Stanley & Co., Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company or the Guarantors, as defined under Rule 405 under the Securities Act or, if an affiliate, such person will comply with the registration and prospectus delivery requirements of the Securities Act and will provide information to be included in a shelf registration statement in order to have its New Notes included in such shelf registration statement. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company and the Guarantors will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Original Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Original Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

The undersigned acknowledges that the Company’s acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Guarantors upon the terms and subject to the conditions of the Exchange Offer set forth in the section of the Prospectus entitled “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Original Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Original Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that either “Special Issuance Instructions” or “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company and the Guarantors have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the holder of Original Notes thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

In order to validly tender Original Notes for exchange, holders of Original Notes must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.

SIGN HERE

X		Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE ORIGINAL NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED ORIGINAL NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X		Date:
Authorized Signature

Name and Title

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	GUARANTEE OF SIGNATURES.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an “Eligible Institution”):

(a)	The Securities Transfer Agents Medallion Program (STAMP)

(b)	The New York Stock Exchange Medallion Signature Program (MSP)

(c)	The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Original Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Original Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” Certificates for all physically tendered Original Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Original Notes who elect to tender Original Notes and (i) whose Original Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Original Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Original Notes, the certificate number(s) of such Original Notes and the principal amount of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Original Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Original Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF ORIGINAL NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Notes for exchange.

3.	INADEQUATE SPACE.

If the space provided in the box entitled “Description of Original Notes” above is inadequate, the title of the securities, the certificate numbers and principal amounts of the Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	WITHDRAWALS.

A tender of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time on the Expiration Date. To be effective, a notice of withdrawal of Original Notes must (i) specify the name of the person who tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn (including the title of the securities, the certificate number or numbers and aggregate principal amount of such Original Notes), (iii) be signed by the holder of Original Notes in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Original Notes may not be rescinded, and any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Your Original Notes” at any time prior to the Expiration Date.

5.	PARTIAL TENDERS.

(Not applicable to holders of Original Notes who tender Original Notes by book-entry transfer). Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (5) of the box entitled “Description of Original Notes”, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a) The signature(s) of the holder of Original Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(d) When this Letter of Transmittal is signed by the holder of the Original Notes listed and transmitted hereby, no endorsements of Original Notes or separate powers of attorney are required. If, however, Original Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Original Notes, then the Original Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Original Notes appear(s) on the Original Notes. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Original Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Original Notes listed, the Original Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Original Notes appear(s) on the certificates. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.	TRANSFER TAXES.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Original Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Original Notes prior to the issuance of the New Notes.

8.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the New Notes, or if any Original Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Original Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted be credited to such account maintained at the Depositary as such holder of Original Notes may designate.

9.	IRREGULARITIES.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Original Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Original Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Original Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. None of the Company, the Guarantors, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Original Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Original Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.	WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer—Expiration Date; Extensions; Amendments” in the Prospectus in the case of any Original Notes tendered (except as otherwise provided in the Prospectus).

11.	MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

If a holder of Original Notes desires to tender Original Notes pursuant to the Exchange Offer, but any of such Original Notes has been mutilated, lost, stolen or destroyed, such holder of Original Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

12.	REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under the U.S. federal income tax laws, payments that may be made by the Company on account of the New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate, currently 28%, specified in Section 3406(a)(1) of the Internal Revenue Code of 1986, as amended. In order to avoid such backup withholding, each tendering holder of Original Notes (or other payee) that is a U.S. person (or a U.S. resident alien) must, unless an exemption applies, provide the Exchange Agent with such holder’s taxpayer identification number on the Form W-9 below, with the required certifications being made under penalties of perjury. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

A holder is required to give the Exchange Agent the taxpayer identification number (e.g., social security number or employer identification number) of the record owner of the Original Notes. For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Form W-9 if the Original Notes are registered in more than one name), consult the instructions included with the Form W-9.

Certain holders (including, among others, all corporations and certain holders that are neither U.S. persons nor U.S. resident aliens (“foreign holders”)) are not subject to these backup withholding requirements with respect to interest payments. An exempt holder, other than a holder that is a foreign person, should enter the holder’s name, address, status and taxpayer identification number on the Form W-9 and check the “Exempt Payee” box on the Form W-9, and sign, date and return the Form W-9 to the Exchange Agent and should follow the additional instructions included with the Form W-9. A foreign holder should not complete the Form W-9. A foreign holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalties of perjury, attesting to the holder’s exempt status. For payees exempt from backup withholding, consult the instructions included with the Form W-9.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld provided the required information is timely furnished to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

A holder of Original Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor         ☐ C Corporation         ☐ S Corporation         ☐ Partnership         ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ___________

☐ Other (see instructions) ▶

☐ Exempt payee
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number

		-	-

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

-

Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee [1] The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.